Interim condensed consolidated statement of profit or loss and other comprehensive income - USD ($) $ in Thousands	6 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Revenue
Finance income	$ 552	$ 913
Expenses
Employee benefits expense	(3,387)	(1,640)
Exploration expenditure written off	(37)	(31)
Other expenses	(1,841)	(1,984)
Finance costs	(6)	(5)
Loss before income tax expense	(4,719)	(2,747)
Income tax expense	0	0
Loss after income tax expense for the period attributable to the owners of ioneer Limited	(4,719)	(2,747)
Items that may be reclassified subsequently to profit or loss
Foreign currency translation	(880)	159
Other comprehensive (loss)/income for the period, net of tax	(880)	159
Total comprehensive loss for the period attributable to the owners of ioneer Limited	$ (5,599)	$ (2,588)
Earnings per share
Basic earnings per share (in dollars per share)	$ (0.2)	$ (0.13)
Diluted earnings per share (in dollars per share)	$ (0.2)	$ (0.13)